Exhibit 99.1

[National City Logo]	National City Corporation

P.O. Box 5756 Cleveland, OH 44101-0756

News Release

FOR MORE INFORMATION CONTACT:

Thomas A. Richlovsky Senior Vice President & Treasurer (216) 575-2126

Jeffrey C. Douglas Vice President & Assistant Treasurer Investor Relations (216) 222-9849

www.national-city.com

For Immediate Release

NATIONAL CITY REPORTS 11 PERCENT INCREASE IN
1999 EARNINGS PER SHARE

      CLEVELAND, Ohio—January 14, 2000—National City Corporation (NYSE: NCC) today reported record 1999 earnings per diluted share, excluding nonrecurring items, of $2.22, an increase of 11.0% compared to $2.00 in 1998. On the same basis, net income was $1,404.2 million, up from $1,332.6 million in 1998. Returns on average common equity and average assets reached 22.6% and 1.67%, respectively, up from 19.2% and 1.66%, respectively, last year. The efficiency ratio improved to 56.2% in 1999 from 58.4% in 1998.

      For the fourth quarter of 1999, excluding nonrecurring items, diluted earnings per share were $.56, an increase of 5.7% compared to $.53 in the fourth quarter of 1998. Returns on average common equity and average assets were 22.9% and 1.60%, respectively, compared to 19.4% and 1.69%, respectively, for the fourth quarter last year.

      Commenting on the financial results for the fourth quarter and full year of 1999, David A. Daberko, Chairman and CEO stated, “We are extremely pleased to deliver an 11.0% increase in 1999 earnings per share and a 22.6% return on average equity, the strongest in our history. Moreover, actions taken in 1999 helped build a solid foundation for sustainable long-term revenue growth as we move forward in the new millennium. We divested unprofitable business

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lines at National Processing, reorganized our businesses along functional lines, deliberately pared back real estate exposure, and effectively deployed excess capital through two dividend increases, acquisitions and stock repurchases. We also expanded our presence in attractive markets where we had been underrepresented such as Detroit, Chicago and Philadelphia. Investment in these new markets along with technology enhancements and targeted line of business acquisitions position us to maximize customer retention and attract new business in 2000 and beyond.”

      Included in the 1999 results were several nonrecurring items which, while having no per share impact on the full year and only a nominal per share impact in the first and fourth quarters of 1999, did affect a number of reported income and expense line items. The combination of these items produced a pre-tax benefit of $35.3 million but increased reported net income for 1999 by only $1.3 million.

      The results for 1998 included charges incurred in connection with the acquisitions of First of America Bank Corporation and Fort Wayne National Corporation, which reduced net income by $261.9 million, or $.39 per diluted share.

      In 1999, taxable-equivalent net interest income was $3,037.0 million, up from $2,951.9 million in 1998. Excluding the estimated interest cost of funding the Corporation’s share repurchase program, net interest income rose 6.2% in 1999.

      Taxable-equivalent net interest income for the 1999 fourth quarter was $756.4 million, essentially equal to the third quarter amount of $757.7 million and the $757.9 million earned in the 1998 fourth quarter. On a linked-quarter basis, the lower net interest income and margin primarily reflect the cost of funding the share repurchase program. Consistent with the industry trend, the Corporation’s net interest margin has been stable to narrowing in each of the last five quarters. That trend is a reflection of heightened price competition for traditional loan and deposit business. A favorable mix shift toward higher-yielding loans and away from thinner-spread investment securities and conventional residential mortgages helped mitigate this trend. During 1999, the Corporation focused on shifting the composition of its loan portfolio and

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growing the proportion of higher-yielding commercial and installment loans. Average loans, excluding real estate, were $44.4 billion in the fourth quarter of 1999, up 8.0% compared to $41.1 billion in last year’s fourth quarter and represent a 17.2% annualized increase from last quarter’s $42.5 billion. Year-over-year growth was propelled by a 12.5% increase in average consumer installment loans and a 12.7% increase in average general commercial loans. Throughout much of 1999, the Corporation actively managed its real estate loan portfolios, reducing lower-yielding residential loans and paring back commercial real estate exposure in certain markets and property types.

      For 1999, excluding the effect of divested businesses and nonrecurring items, fees and other income grew 5.9% to $2,144.7 million from $2,026.2 million for 1998 with growth experienced in mortgage banking revenue, deposit fees, trust and investment management fees, and brokerage revenue.

      Fees and other income, excluding nonrecurring items, for the fourth quarter of 1999 were $581.1 million. Excluding the effect of divested businesses, fees and other income increased 8.1% from $537.6 million in the fourth quarter of 1998, and were up 9.9% from $528.6 million in 1999’s third quarter. Solid mortgage banking revenue along with higher deposit fees led to the increase in the year-over-year quarterly comparison of noninterest income. Processing revenues posted in the seasonally strong 1999 fourth quarter reached $98.5 million. Mortgage banking revenue was robust through most of 1999, although higher interest rates in the latter half of the year slowed mortgage origination volume. Purchase acquisitions in the second half of 1999 of a specialty mortgage finance company, First Franklin Financial Companies, and the mortgage production units of AccuBanc Mortgage Company, contributed $49.6 million to 1999’s fourth quarter mortgage banking revenue. National City’s residential loan servicing portfolio grew 32.3% to $46.7 billion at the end of 1999, up from $35.3 billion at year-end 1998.

      In the fourth quarter of 1999, pre-tax securities gains totaled $37.1 million, or $.04 per share, after-tax, down from $49.3 million, or $.05 per share, after-tax, in the fourth quarter of

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1998. For 1999, pre-tax securities gains, excluding nonrecurring items, totaled $106.3 million, or $.11 per share, after-tax, a decline from $134.5 million, or $.13 per share, after-tax, for 1998.

      Noninterest expense, excluding nonrecurring items, for 1999 declined by $53.0 million, or 1.8% versus 1998. Merger integration savings and lower expenses from the disposition of certain National Processing business lines in the second quarter of 1999 contributed to the decline. Partially offsetting these reductions were increased expenses in 1999 resulting from the purchase acquisitions, volume-related growth of the processing and fee businesses, along with higher loan and lease processing costs from record originations, and information technology initiatives.

      Noninterest expense, excluding nonrecurring items, was $780.1 million in the 1999 fourth quarter, compared to $705.9 million in the 1999 third quarter and $766.8 million in the fourth quarter of 1998. Compared to the third quarter of 1999, noninterest expense, excluding nonrecurring items, rose due to expenses and intangibles amortization from the purchase acquisitions of First Franklin Financial Companies and the mortgage production units of AccuBanc Mortgage Company, whose costs were not fully included in the prior quarter’s base. Seasonality of certain expenses also affected the linked-quarter comparison.

      National City’s nonperforming assets and charge-offs remain at low levels. Nonperforming assets at December 31, 1999 were $289.1 million, or .48% of total loans and real estate owned, up from $260.0 million at September 30, 1999 and $248.5 million at December 31, 1998. Real estate mortgage loans, which historically have had annual loss ratios of less than .06%, comprised nearly 60% of nonperforming assets at December 31, 1999. For the fourth quarter of 1999, net charge-offs totaled $66.6 million, or .45% of average loans, versus $55.0 million, or .38% of average loans in the third quarter of 1999, and $60.0 million, or .42% in the fourth quarter of 1998. The allowance for loan losses was $970.5 million, or 1.61% of loans at year-end 1999.

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      Total assets were $87.1 billion at December 31, 1999, and total stockholders’ equity was $5.7 billion. Equity as a percentage of assets was 6.57% at December 31, 1999, compared to 7.95% a year ago, reflecting the effect of share repurchases. Since the fourth quarter of 1998, $2.1 billion of capital has been returned to stockholders through the repurchase of 62.6 million common shares.

      Mr. Daberko’s comments contain forward-looking statements that involve significant risks and uncertainties, including changes in general economic and financial market conditions and the Corporation’s ability to execute its business plans. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

      National City Corporation is an $87.1 billion diversified financial services company headquartered in Cleveland, Ohio. National City operates banks and other financial services subsidiaries principally in Ohio, Michigan, Pennsylvania, Indiana, Kentucky and Illinois.

UNAUDITED

National City Corporation
Financial Highlights
(Dollars in Millions, Except Per Share Amounts)

	1999				1998
						4Q99/
	Fourth	Third	Second	First	Fourth	4Q98
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Tax-equivalent net interest income	$756.4	$757.7	$758.2	$764.7	$757.9	(0.2)%

Provision for loan losses	66.6	55.5	59.6	68.0	56.9	17.1

Fee and other income - recurring	581.1	528.6	537.6	554.1	576.3	0.8

Securities gains before nonrecurring items	37.1	20.3	25.2	23.7	49.3	(24.7)

Noninterest expense - recurring	780.1	705.9	719.5	739.2	766.8	1.7

Net income before nonrecurring items	344.9	356.5	354.9	347.9	359.3	(4.0)

Nonrecurring items:

Pre-tax	(1.8)	—	0.3	36.8	(104.7)	—

After-tax	(1.4)		(0.4)	3.1	(68.0)	—

Net income	343.5	356.5	354.5	351.0	291.3	17.9

Net income per common share:

Basic	$.56	$.58	$.56	$.55	$.44	27.3

Diluted	.55	.57	.56	.54	.43	27.9

Diluted — adjusted (1)	.56	.57	.56	.53	.53	5.7

Diluted — cash basis (1)(2)	.59	.59	.59	.56	.56	5.4

Dividends paid per common share	.27	.27	.26	.26	.24	12.5

Performance Ratios (1):

Return on average common equity	22.93%	23.79%	22.99%	20.94%	19.43%

Return on average assets	1.60	1.71	1.71	1.65	1.69

Net interest margin	3.87	4.03	4.04	4.02	4.00

Overhead ratio	26.31	23.40	23.99	24.21	25.15

Efficiency ratio	58.33	54.88	55.52	56.05	57.48

Assets	$87,121	$85,058	$84,022	$84,094	$88,246	(1.3)%

Loans	60,204	58,001	57,317	57,312	58,011	3.8

Securities	14,904	15,811	14,994	15,264	16,119	(7.5)

Deposits	50,066	50,395	52,091	52,051	58,247	(14.0)

Stockholders’ equity	5,728	5,914	5,867	6,257	7,013	(18.3)

Book value per common share	9.39	9.54	9.44	9.90	10.69	(12.2)

Market value per common share	23.69	26.69	32.75	33.19	36.25	(34.6)

Nonrecurring Items Detail:

Gain on sale of CEFT stock	$—	$—	$32.1	$—	$—

Gain on sale of EPS	—	—	—	95.7	—

Gain on sale of SVS	—	—	—	6.1	—

NPI business line divestitures, net of minority interest	(1.8)	—	6.0	(65.0)	—

Facilities charge and executive contract obligations	—	—	(37.8)	—	—

Merger charges	—	—	—	—	(104.7)

Nonrecurring pre-tax	$(1.8)	$—	$0.3	$36.8	$(104.7)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Twelve Months Ended
	December 31,

	1999	1998	% Change

Tax-equivalent net interest income	$3,037.0	$2,951.9	2.9%

Provision for loan losses	249.7	201.4	24.0

Fee and other income - recurring	2,201.4	2,179.7	1.0

Securities gains before nonrecurring items	106.3	134.5	(20.9)

Noninterest expense - recurring	2,944.7	2,997.7	(1.8)

Net income before nonrecurring items	1,404.2	1,332.6	5.4

Nonrecurring items:

Pre-tax	35.3	(379.4)	—

After-tax	1.3	(261.9)	—

Net income	1,405.5	1,070.7	31.3

Net income per common share:

Basic	$2.25	$1.64	37.2

Diluted	2.22	1.61	37.9

Diluted — adjusted (1)	2.22	2.00	11.0

Diluted — cash basis (1)(2)	2.33	2.10	11.0

Dividends paid per common share	1.06	.94	12.8

Performance Ratios (1):

Return on average common equity	22.62%	19.18%

Return on average assets	1.67	1.66

Net interest margin	3.99	4.11

Overhead ratio	24.48	27.71

Efficiency ratio	56.21	58.42

Assets

Loans

Securities

Deposits

Stockholders’ equity

Book value per common share

Market value per common share

Nonrecurring Items Detail:

Gain on sale of CEFT stock	$32.1	$—

Gain on sale of EPS	95.7	—

Gain on sale of SVS	6.1	—

NPI business line divestitures, net of minority interest	(60.8)	—

Facilities charge and executive contract obligations	(37.8)	—

Merger charges	—	(379.4)

Nonrecurring pre-tax	$35.3	$(379.4)

(1)	Excludes effects of nonrecurring items.

(2)	Excludes amortization of goodwill and other intangible assets.

UNAUDITED

National City Corporation
Consolidated Statements of Income
(Dollars in Thousands, Except Per Share Amounts)

	1999				1998

	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter

Interest Income:

Loans	$1,296,074	$1,224,469	$1,205,526	$1,212,303	$1,232,070

Securities:

Taxable	224,716	217,175	208,446	223,913	215,406

Exempt from Federal income taxes	13,091	11,245	13,465	10,199	9,524

Federal funds sold and security resale agreements	8,290	8,656	9,903	11,013	12,852

Other short-term investments	4,949	3,189	2,925	3,062	2,407

Total interest income	1,547,120	1,464,734	1,440,265	1,460,490	1,472,259

Interest Expense:

Deposits	425,849	397,516	393,145	419,023	451,800

Federal funds borrowed and security repurchase agreements	101,114	87,901	79,352	99,694	102,602

Borrowed funds	41,159	37,632	36,957	28,484	30,589

Long-term debt and capital securities	231,534	194,206	181,867	157,154	140,083

Total interest expense	799,656	717,255	691,321	704,355	725,074

Net interest income	747,464	747,479	748,944	756,135	747,185

Provision for loan losses	66,622	55,476	59,542	68,034	56,888

Net interest income after provision for loan losses	680,842	692,003	689,402	688,101	690,297

Noninterest Income:

Item processing revenue	98,471	91,519	105,089	121,703	130,009

Service charges on deposit accounts	108,321	107,430	104,834	99,863	98,649

Trust and investment management fees	82,229	81,097	80,683	81,847	79,802

Card-related fees	48,725	48,383	49,259	45,310	48,479

Mortgage banking revenue	126,011	81,105	89,181	92,995	89,412

Other	115,516	119,080	114,585	149,173	129,915

Total fees and other income	579,273	528,614	543,631	590,891	576,266

Securities gains	37,095	20,353	57,224	23,688	49,242

Total noninterest income	616,368	548,967	600,855	614,579	625,508

Noninterest Expense:

Salaries and other personnel	400,416	367,638	389,585	400,764	405,050

Equipment	56,468	47,590	52,955	52,761	58,618

Net occupancy	49,772	48,944	49,234	54,127	52,519

Third party services	49,723	49,304	48,551	45,570	55,233

Merger expenses	—	—	—	—	104,678

Other	223,725	192,487	216,910	185,980	195,436

Total noninterest expense	780,104	705,963	757,235	739,202	871,534

Income before income taxes	517,106	535,007	533,022	563,478	444,271

Income tax expense	173,590	178,545	178,534	212,459	153,012

Net income	$343,516	$356,462	$354,488	$351,019	$291,259

Net income applicable to common stock	$343,062	$356,005	$354,078	$350,604	$290,722

Net Income Per Common Share:

Basic	$.56	$.58	$.56	$.55	$.44

Diluted	.55	.57	.56	.54	.43

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Twelve Months Ended
	December 31,

	1999	1998

Interest Income:

Loans	$4,938,372	$4,811,735

Securities:

Taxable	874,250	836,430

Exempt from Federal income taxes	48,000	48,831

Federal funds sold and security resale agreements	37,862	43,793

Other short-term investments	14,125	15,888

Total interest income	5,912,609	5,756,677

Interest Expense:

Deposits	1,635,533	1,846,276

Federal funds borrowed and security repurchase agreements	368,061	353,882

Borrowed funds	144,232	168,507

Long-term debt and capital securities	764,761	476,364

Total interest expense	2,912,587	2,845,029

Net interest income	3,000,022	2,911,648

Provision for loan losses	249,674	201,400

Net interest income after provision for loan losses	2,750,348	2,710,248

Noninterest Income:

Item processing revenue	416,782	484,503

Service charges on deposit accounts	420,448	384,938

Trust and investment management fees	325,856	311,050

Card-related fees	191,677	201,168

Mortgage banking revenue	389,292	327,247

Other	498,354	470,777

Total fees and other income	2,242,409	2,179,683

Securities gains	138,360	134,459

Total noninterest income	2,380,769	2,314,142

Noninterest Expense:

Salaries and other personnel	1,588,403	1,594,757

Equipment	209,774	212,871

Net occupancy	202,077	202,664

Third party services	193,148	226,262

Merger expenses	—	379,376

Other	819,102	761,183

Total noninterest expense	2,982,504	3,377,113

Income before income taxes	2,148,613	1,647,277

Income tax expense	743,128	576,596

Net income	$1,405,485	$1,070,681

Net income applicable to common stock	$1,403,749	$1,068,499

Net Income Per Common Share:

Basic	$2.25	$1.64

Diluted	2.22	1.61

UNAUDITED

National City Corporation
Consolidated Period-End Balance Sheets
(Dollars in Thousands)

	1999				1998

	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter

Assets

Loans:

Commercial	$23,402,556	$22,426,781	$22,153,612	$22,306,928	$22,243,114

Real estate — commercial	6,012,016	6,207,547	6,277,934	6,309,277	6,251,879

Real estate — residential	8,777,422	8,360,180	8,388,380	8,693,757	9,664,115

Consumer	15,986,133	15,348,767	15,184,825	15,022,782	14,822,759

Credit card	2,339,658	2,199,984	2,050,842	1,846,719	1,852,635

Home equity	3,686,119	3,457,622	3,261,466	3,133,121	3,176,664

Total loans	60,203,904	58,000,881	57,317,059	57,312,584	58,011,166

Allowance for loan losses	(970,463)	(970,736)	(970,229)	(970,336)	(970,243)

Net loans	59,233,441	57,030,145	56,346,830	56,342,248	57,040,923

Mortgage loans held for sale	2,731,166	2,439,039	2,338,641	2,519,462	3,507,487

Securities available for sale, at fair value	14,904,343	15,811,453	14,993,616	15,263,581	16,119,370

Federal funds sold and security resale agreements	556,351	727,822	864,178	978,138	930,492

Other short-term investments	231,099	122,272	196,974	101,696	218,149

Cash and demand balances due from banks	3,480,756	3,346,593	3,807,336	3,443,365	4,783,491

Properties and equipment	1,127,980	1,105,220	1,103,912	1,164,472	1,184,395

Accrued income and other assets	4,856,363	4,475,009	4,370,986	4,281,534	4,461,325

Total Assets	$87,121,499	$85,057,553	$84,022,473	$84,094,496	$88,245,632

Liabilities and Stockholders’ Equity

Liabilities:

Noninterest bearing deposits	$11,182,681	$10,909,167	$11,624,345	$11,200,312	$10,911,926

NOW and money market accounts	16,561,494	16,677,065	16,845,872	16,800,510	18,610,832

Savings accounts	3,470,700	3,700,585	3,870,281	3,957,576	4,021,113

Time deposits of individuals	14,700,944	14,472,674	14,609,034	15,274,913	15,869,440

Other time deposits	2,897,166	3,016,770	2,822,235	2,886,996	3,862,437

Deposits in overseas offices	1,253,325	1,619,190	2,319,594	1,930,292	4,971,161

Total deposits	50,066,310	50,395,451	52,091,361	52,050,599	58,246,909

Federal funds borrowed and security repurchase agreements	5,182,506	6,625,101	6,979,837	8,753,759	9,427,309

Borrowed funds	9,772,611	5,707,438	4,495,831	2,840,983	2,117,916

Long-term debt	14,858,014	14,625,031	13,137,293	11,999,109	9,009,448

Corporation-obligated mandatorily redeemable capital securities of subsidiary trusts holding solely debentures of the Corporation	180,000	180,000	180,000	679,896	679,895

Accrued expenses and other liabilities	1,334,325	1,610,230	1,270,942	1,513,241	1,751,247

Total Liabilities	81,393,766	79,143,251	78,155,264	77,837,587	81,232,724

Stockholders’ Equity:

Preferred	30,233	30,474	30,513	30,513	36,098

Common	5,697,500	5,883,828	5,836,696	6,226,396	6,976,810

Total Stockholders’ Equity	5,727,733	5,914,302	5,867,209	6,256,909	7,012,908

Total Liabilities and Stockholders’ Equity	$87,121,499	$85,057,553	$84,022,473	$84,094,496	$88,245,632

UNAUDITED

National City Corporation
Consolidated Average Balance Sheets
(Dollars in Millions)

	1999				1998

	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter

Assets

Earning Assets:

Loans:

Commercial	$22,988	$22,066	$22,228	$22,154	$21,609

Real estate — commercial	6,141	6,238	6,275	6,305	6,314

Real estate — residential	8,475	8,362	8,483	8,926	9,327

Consumer	15,617	15,052	15,130	14,956	14,491

Credit card	2,224	2,088	1,953	1,829	1,818

Home equity	3,561	3,336	3,188	3,149	3,193

Total loans	59,006	57,142	57,257	57,319	56,752

Mortgage loans held for sale	2,555	2,172	2,344	2,976	2,991

Securities available for sale	15,403	14,851	14,638	15,126	14,500

Federal funds sold and security resale agreements	608	666	850	945	1,157

Other short-term investments	190	140	149	148	113

Total earning assets	77,762	74,971	75,238	76,514	75,513

Allowance for loan losses	(985)	(990)	(989)	(985)	(988)

Fair value (depreciation) appreciation of securities available for sale	(116)	(8)	268	377	509

Cash and demand balances due from banks	3,376	3,306	3,506	4,068	3,826

Properties and equipment	1,121	1,108	1,158	1,179	1,178

Accrued income and other assets	4,442	4,304	4,188	4,367	4,170

Total Assets	$85,600	$82,691	$83,369	$85,520	$84,208

Liabilities and Stockholders’

Equity

Liabilities:

Noninterest bearing deposits	$11,278	$11,338	$11,542	$11,681	$10,168

NOW and money market accounts	16,580	16,742	16,997	16,899	18,181

Savings accounts	3,605	3,795	3,922	3,955	4,033

Time deposits of individuals	14,578	14,461	14,883	15,581	16,126

Other time deposits	3,141	2,908	2,857	3,311	4,141

Deposits in overseas offices	3,105	2,389	2,342	3,030	2,050

Total deposits	52,287	51,633	52,543	54,457	54,699

Federal funds borrowed and security repurchase agreements	8,244	7,703	7,377	9,004	9,195

Borrowed funds	2,893	2,808	2,977	2,838	2,515

Long-term debt and capital securities	15,081	13,532	13,305	11,301	9,292

Accrued expenses and other liabilities	1,105	1,046	951	1,159	1,144

Total Liabilities	79,610	76,722	77,153	78,759	76,845

Stockholders’ Equity:

Preferred	30	31	31	33	36

Common	5,960	5,938	6,185	6,728	7,327

Total Stockholders’ Equity	5,990	5,969	6,216	6,761	7,363

Total Liabilities and Stockholders’ Equity	$85,600	$82,691	$83,369	$85,520	$84,208

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Twelve Months Ended
	December 31,

	1999	1998

Assets

Earning Assets:

Loans:

Commercial	$22,359	$20,135

Real estate — commercial	6,239	6,407

Real estate — residential	8,564	9,724

Consumer	15,189	13,499

Credit card	2,025	1,860

Home equity	3,312	3,102

Total loans	57,688	54,727

Mortgage loans held for sale	2,505	2,122

Securities available for sale	15,005	13,908

Federal funds sold and security resale agreements	766	875

Other short-term investments	157	115

Total earning assets	76,121	71,747

Allowance for loan losses	(987)	(983)

Fair value (depreciation) appreciation of securities available for sale	129	530

Cash and demand balances due from banks	3,562	3,645

Properties and equipment	1,142	1,125

Accrued income and other assets	4,324	3,989

Total Assets	$84,291	$80,053

Liabilities and Stockholders’

Equity

Liabilities:

Noninterest bearing deposits	$11,473	$9,945

NOW and money market accounts	16,804	17,472

Savings accounts	3,818	4,158

Time deposits of individuals	14,898	16,619

Other time deposits	3,053	4,009

Deposits in overseas offices	2,679	1,715

Total deposits	52,725	53,918

Federal funds borrowed and security repurchase agreements	8,079	7,242

Borrowed funds	2,879	3,005

Long-term debt and capital securities	13,316	7,698

Accrued expenses and other liabilities	1,061	1,225

Total Liabilities	78,060	73,088

Stockholders’ Equity:

Preferred	31	28

Common	6,200	6,937

Total Stockholders’ Equity	6,231	6,965

Total Liabilities and Stockholders’ Equity	$84,291	$80,053

UNAUDITED

National City Corporation
Average Balances and Rates on a Tax Equivalent Basis
For the Three Months Ended December 31, 1999 and 1998
(Dollars in Millions)

	1999			1998

		Tax			Tax
	Average	Equivalent	Average	Average	Equivalent	Average
	Balance	Interest	Rate	Balance	Interest	Rate

Assets

Earning Assets:

Loans:

Commercial	$22,988	$471.6	8.14%	$21,609	$420.7	7.72%

Real estate — commercial	6,141	134.4	8.68	6,314	139.7	8.78

Real estate — residential *	11,030	211.3	7.66	12,318	221.6	7.20

Consumer	15,617	333.5	8.47	14,491	315.6	8.64

Credit card	2,224	71.7	12.79	1,818	63.6	13.88

Home equity	3,561	76.4	8.52	3,193	71.4	8.87

Total loans	61,561	1,298.9	8.38	59,743	1,232.6	8.20

Securities:

Taxable	14,565	226.6	6.22	13,563	215.4	6.35

Tax-exempt	838	17.3	8.25	937	19.9	8.42

Total securities	15,403	243.9	6.33	14,500	235.3	6.48

Federal funds sold	125	1.9	5.77	141	1.8	4.93

Security resale agreements	483	6.4	5.32	1,016	11.0	4.34

Other short-term investments	190	5.0	10.33	113	2.2	8.48

Total earning assets	77,762	1,556.1	7.96	75,513	1,482.9	7.81

Allowance for loan losses	(985)			(988)

Fair value (depreciation) appreciation of securities available for sale	(116)			509

Noninterest earning assets	8,939			9,174

Total Assets	$85,600			$84,208

Liabilities and Stockholders’ Equity

Liabilities:

NOW and money market accounts	$16,580	$135.2	3.24%	$18,181	$133.2	2.91%

Savings accounts	3,605	15.1	1.67	4,033	18.6	1.83

Time deposits of individuals	14,578	190.3	5.18	16,126	219.3	5.42

Other time deposits	3,141	43.6	5.51	4,141	55.5	5.32

Deposits in overseas offices	3,105	41.6	5.32	2,050	25.2	4.86

Federal funds borrowed	3,713	51.3	5.46	3,730	46.4	4.93

Security repurchase agreements	4,531	49.9	4.38	5,465	56.3	4.08

Borrowed funds	2,893	41.1	5.64	2,515	30.5	4.81

Long-term debt and capital securities	15,081	231.6	6.09	9,292	140.0	5.99

Total interest bearing liabilities	67,227	799.7	4.72	65,533	725.0	4.38

Noninterest bearing liabilities	12,383			11,312

Total Liabilities	79,610			76,845

Stockholders’ Equity	5,990			7,363

Total Liabilities and Stockholders’ Equity	$85,600			$84,208

Net interest income and interest spread		$756.4	3.24%		$757.9	3.43%

Net interest margin			3.87%			4.00%

*	Includes mortgage loans held for sale.

UNAUDITED

National City Corporation
Average Balances and Rates on a Tax Equivalent Basis
For the Twelve Months Ended December 31, 1999 and 1998
(Dollars in Millions)

	1999			1998

		Tax			Tax
	Average	Equivalent	Average	Average	Equivalent	Average
	Balance	Interest	Rate	Balance	Interest	Rate

Assets

Earning Assets:

Loans:

Commercial	$22,359	$1,749.9	7.83%	$20,135	$1,641.1	8.15%

Real estate — commercial	6,239	537.6	8.62	6,407	576.8	9.00

Real estate — residential *	11,069	827.5	7.48	11,846	886.2	7.48

Consumer	15,189	1,282.8	8.45	13,499	1,182.2	8.76

Credit card	2,025	267.1	13.19	1,860	258.5	13.90

Home equity	3,312	285.2	8.61	3,102	280.3	9.04

Total loans	60,193	4,950.1	8.22	56,849	4,825.1	8.49

Securities:

Taxable	14,139	876.1	6.20	12,967	836.4	6.45

Tax-exempt	866	71.4	8.24	941	75.8	8.04

Total securities	15,005	947.5	6.32	13,908	912.2	6.56

Federal funds sold	90	4.8	5.38	151	7.3	4.82

Security resale agreements	676	33.0	4.88	724	36.5	5.04

Other short-term investments	157	14.2	9.01	115	15.8	13.74

Total earning assets	76,121	5,949.6	7.82	71,747	5,796.9	8.08

Allowance for loan losses	(987)			(983)

Fair value appreciation of securities available for sale	129			530

Noninterest earning assets	9,028			8,759

Total Assets	$84,291			$80,053

Liabilities and Stockholders’ Equity

Liabilities:

NOW and money market accounts	$16,804	$519.6	3.09%	$17,472	$542.0	3.10%

Savings accounts	3,818	64.6	1.69	4,158	82.9	1.99

Time deposits of individuals	14,898	761.6	5.11	16,619	914.0	5.50

Other time deposits	3,053	155.3	5.09	4,009	218.0	5.44

Deposits in overseas offices	2,679	134.4	5.02	1,715	89.3	5.21

Federal funds borrowed	3,258	166.2	5.10	3,124	167.8	5.37

Security repurchase agreements	4,821	201.9	4.19	4,118	186.1	4.52

Borrowed funds	2,879	144.2	5.01	3,005	168.5	5.61

Long-term debt and capital securities	13,316	764.8	5.74	7,698	476.4	6.19

Total interest bearing liabilities	65,526	2,912.6	4.45	61,918	2,845.0	4.59

Noninterest bearing liabilities	12,534			11,170

Total Liabilities	78,060			73,088

Stockholders’ Equity	6,231			6,965

Total Liabilities and Stockholders’ Equity	$84,291			$80,053

Net interest income and interest spread		$3,037.0	3.37%		$2,951.9	3.49%

Net interest margin			3.99%			4.11%

*	Includes mortgage loans held for sale.

UNAUDITED

National City Corporation
Selected Financial Information

	1999				1998

	Fourth	Third	Second	First	Fourth
(Dollars in Thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Allowance for Loan Losses:

Balance at beginning of period	$970,736	$970,229	$970,336	$970,243	$975,100

Provision	66,622	55,476	59,542	68,034	56,888

Allowances related to loans acquired (sold)	(300)	(16)	268	93	(1,790)

Charge-offs:

Commercial	19,635	16,741	32,018	13,023	15,397

Real estate — commercial	2,914	1,828	738	1,377	1,860

Real estate — residential	2,965	1,454	444	1,702	3,501

Consumer	46,962	42,381	40,019	55,671	40,435

Credit card	24,839	23,831	25,185	27,106	23,843

Home equity	1,566	1,339	2,032	2,009	1,716

Total charge-offs	98,881	87,574	100,436	100,888	86,752

Recoveries:

Commercial	4,426	4,834	6,937	3,519	4,492

Real estate — commercial	2,477	1,401	3,343	1,423	1,842

Real estate — residential	83	68	805	143	343

Consumer	19,208	19,940	22,910	21,437	14,888

Credit card	5,225	5,299	5,468	5,326	4,406

Home equity	867	1,079	1,056	1,006	826

Total recoveries	32,286	32,621	40,519	32,854	26,797

Net charge-offs	66,595	54,953	59,917	68,034	59,955

Balance at end of period	$970,463	$970,736	$970,229	$970,336	$970,243

(Dollars in Millions)

Nonperforming Assets:

Nonaccrual and restructured loans	$269.2	$236.1	$222.8	$242.5	$218.6

Other real estate owned	19.9	23.9	26.7	29.4	29.9

Total nonperforming assets	$289.1	$260.0	$249.5	$271.9	$248.5

Credit Quality Ratios:

Net charge-offs to average loans	.45%	.38%	.42%	.48%	.42%

Loan loss reserve to loans (period-end)	1.61	1.67	1.69	1.69	1.67

Nonperforming assets to loans and OREO

(period-end)	.48	.45	.44	.47	.43

Capital Ratios*:

Tier 1 capital	6.55%	6.89%	7.14%	7.34%	7.95%

Total risk-based capital	11.12	11.66	12.12	11.96	11.79

Leverage	5.71	6.07	6.06	6.13	6.94

Tangible common equity to tangible assets	5.12	5.52	5.78	6.17	6.72

Share Information:

Average basic shares	613,877,553	616,883,898	623,116,746	640,989,054	659,453,842

Average diluted shares	620,784,083	624,581,200	633,280,420	652,220,500	671,262,008

Common shares outstanding at end of period	607,058,364	616,564,714	618,131,386	628,841,942	652,654,720

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Twelve Months Ended
	December 31,

(Dollars in Thousands)	1999	1998

Allowance for Loan Losses:

Balance at beginning of period	$970,243	$941,874

Provision	249,674	201,400

Allowances related to loans acquired (sold)	45	27,501

Charge-offs:

Commercial	81,417	43,730

Real estate — commercial	6,857	9,267

Real estate — residential	6,565	8,986

Consumer	185,033	154,926

Credit card	100,961	95,681

Home equity	6,946	8,795

Total charge-offs	387,779	321,385

Recoveries:

Commercial	19,716	25,304

Real estate — commercial	8,644	7,266

Real estate — residential	1,099	706

Consumer	83,495	64,330

Credit card	21,318	19,825

Home equity	4,008	3,422

Total recoveries	138,280	120,853

Net charge-offs	249,499	200,532

Balance at end of period	$970,463	$970,243

(Dollars in Millions)

Nonperforming Assets:

Nonaccrual and restructured loans

Other real estate owned

Total nonperforming assets

Credit Quality Ratios:

Net charge-offs to average loans	.43%	.37%

Loan loss reserve to loans (period-end)

Nonperforming assets to loans and OREO

(period-end)

Capital Ratios*:

Tier 1 capital

Total risk-based capital

Leverage

Tangible common equity to tangible assets

Share Information:

Average basic shares	623,623,811	652,011,504

Average diluted shares	632,452,146	665,720,330

Common shares outstanding at end of period

*	Fourth quarter 1999 ratios are based on preliminary data.